Exhibit 10.24

                              WAIVER AND AMENDMENT


                     WAIVER AND AMENDMENT, dated as of January 16, 2001 (this "Waiver and Amendment"), to the Amended and Restated Credit Agreement, dated as of April 18, 2000 (the "Credit Agreement"), among NCI ACQUISITION CORPORATION, a Delaware corporation ("Holdings"), NATIONWIDE CREDIT, INC., a Georgia corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), LEHMAN BROTHERS INC., as advisor and arranger (in such capacity, the "Arranger"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "Syndication Agent"), FLEET CAPITAL CORPORATION, as administrative agent (in such capacity, the "Administrative Agent"), and BHF (USA) CAPITAL CORPORATION, as Documentation Agent (in such capacity, the "Documentation Agent").


                              W I T N E S S E T H :
                              - - - - - - - - - -

                     WHEREAS, the parties hereto wish to waive certain provisions of the Credit Agreement and amend other provisions of the Credit Agreement, in each case on the terms set forth herein;

                     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                     1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                     2. Waiver of Section 7.1. (a) The Administrative Agent and the Lenders hereby waive effective January 12, 2001 compliance with Section 7.1(a) of the Credit Agreement for the period of four consecutive fiscal quarters of the Borrower ending with the fiscal quarter ended September 30, 2000; provided that this waiver is conditioned on the Borrower's Minimum Consolidated EBITDA being not less than $17,050,000 for such period of four consecutive fiscal quarters.

                     (b) The Administrative Agent and the Lenders hereby waive effective January 12, 2001 compliance with Section 7.1(b) of the Credit Agreement for the period of four consecutive fiscal quarters of the Borrower ending with the fiscal quarter ended September 30, 2000; provided that this waiver is conditioned on the Borrower's Consolidated Total Debt Ratio not exceeding 8.00 to 1.00 for such period of four consecutive fiscal quarters.

                     (c) The Administrative Agent and the Lenders hereby waive effective January 12, 2001 compliance with Section 7.1(c) of the Credit Agreement for the period of four consecutive fiscal quarters of the Borrower ending with the fiscal quarter ended September 30, 2000; provided that this waiver is conditioned on the Borrower's Consolidated Interest Coverage Ratio being not less than 1.25 to 1.00 for such period of four consecutive fiscal quarters.

                     3. Amendments to Section 1.1. (a) Section 1.1 of the Credit Agreement is hereby amended by (i) deleting from the definition of "Aggregate Exposure" the word "and" where it appears in the fourth line thereof and



65475.0003
inserting in lieu thereof "," and (ii) inserting immediately before the period at the end of such definition the following:

                     ", (iv) the amount of such Lender's Overadvance Commitment or, if the Overadvance Commitments have been terminated, the amount of such Lender's Overadvance Extensions of Credit and (v) the amount of such Lender's Customer Commitment or, if the Customer Commitments have been terminated, the amount of such Lender's Customer Extensions of Credit."

                     (b) Section 1.1 of the Credit Agreement is hereby further amended by inserting the following sentence at the end of the definition of "Applicable Margin":

                     "Notwithstanding the foregoing, the Applicable Margin for Overadvance Loans and Customer Loans shall be 3.75%, except that after December 31, 2001, the Applicable Margin for Overadvance Loans shall be the same as set forth herein for Revolving Credit Loans."

                     (c) Section 1.1 of the Credit Agreement is hereby further amended by (i) deleting from the definition of "Commitment" the word "and" where it appears in the second line thereof and inserting in lieu thereof "," and (ii) adding immediately after the words "Revolving Credit Commitment" where they appear in such definition the following:

                     ", the Overadvance Commitment and the Customer Commitment".

                     (d) Section 1.1 of the Credit Agreement is hereby further amended by adding the following clause to the end of the definition of "Consolidated EBITDA":

                     "; provided, that for the purposes of determining Consolidated EBITDA for the fiscal quarters of the Borrower ending March 31, 2001, June 30, 2001, and September 30, 2001, Consolidated EBITDA for the relevant period shall be deemed to equal Consolidated EBITDA for such fiscal quarter (and, in the case of the latter two such determinations, each previous fiscal quarter commencing after January 1, 2001), multiplied by 4, 2 and 4/3, respectively."

                     (e) Section 1.1 of the Credit Agreement is hereby further amended by deleting from clause (a) of the definition of "Eligible Accounts" the number "90" and inserting in lieu thereof the number "120".

                     (f) Section 1.1 of the Credit Agreement is hereby further amended by replacing in the definition of "Equity Investors" the reference to "WPG Corporate Development Associates V, L.P." and substituting in lieu thereof "WPG Corporate Development Associates V, L.L.C.".

                     (f) Section 1.1 of the Credit Agreement is hereby further amended by inserting immediately before the period at the end of the definition of "Facility" the following:

                     "and (d) the Overadvance Commitments and the extensions of credit made thereunder (the "Overadvance Facility") and (e) the Customer Commitments and the extensions of credit made thereunder (the "Customer Facility")".


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
                     (g) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Majority Facility Lenders" in its entirety and substituting in lieu thereof the following:

                     "`Majority Facility Lenders': with respect to any Facility, the holders of more than 51% of the aggregate unpaid principal amount of the Tranche B Term Loans, Tranche C Term Loans, the Total Revolving Extensions of Credit, the Total Overadvance Extensions of Credit or the Total Customer Extensions of Credit, as the case may be, outstanding under such Facility (or, in the case of (x) the Revolving Credit Facility, prior to any termination of the Revolving Credit Commitments, the holders of more than 51% of the Total Revolving Credit Commitments, (y) the Overadvance Facility, prior to any termination of the Overadvance Commitments, the holders of more than 51% of the Total Overadvance Commitments and (z) the Customer Facility, prior to any termination of the Customer Commitments, the holders of more than 51% of the Total Customer Commitments)."

                     (h) Section 1.1 of the Credit Agreement is hereby further amended by (i) deleting from the definition of "Required Lenders" the word "and" where it appears in the fourth line thereof and inserting in lieu thereof "," and (ii) inserting immediately before the period at the end of such definition the following:

                     ", (iv) the Total Overadvance Commitments or, if the Overadvance Commitments have been terminated, the Total Overadvance Extensions of Credit and (v) the Total Customer Commitments or, if the Customer Commitments have been terminated, the Total Customer Extensions of Credit."

                     (i) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Total Revolving Credit Commitments" in its entirety and substituting in lieu thereof the following:

                     "'Total Revolving Credit Commitments': at any time, the aggregate amount of the Revolving Credit
                     Commitments at such time."

                     (j) Section 1.1 of the Credit Agreement is hereby further amended by adding thereto each of the following new definitions in its appropriate alphabetical order:

                     "Amendment Effective Date": the "Effective Date" as defined in the Waiver and Amendment.

                     "Available Customer Commitment": as to any Customer Lender at any time, an amount equal to the excess, if any, of (a) such Lender's Customer Commitment over
                     (b) such Lender's Customer Extensions ---- of Credit.

                     "Available Overadvance Commitment": as to any Overadvance Lender at any time, an amount equal to the excess, if any, of (a) such Lender's Overadvance Commitment over (b) such Lender's Overadvance ---- Extensions of Credit.


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
                     "Consolidated Senior Secured Debt": at any date, the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries at such date outstanding under this Agreement, determined on a consolidated basis in accordance with GAAP.

                     "Consolidated Senior Secured Debt Ratio": as at the last day of any period of four fiscal quarters the ratio of (a) Consolidated Senior Secured Debt on such day to (b) Consolidated EBITDA for such period.

                     "Customer Commitment": as to any Lender, the obligation of such Lender, if any, to make Customer Loans, in an aggregate principal amount not to exceed the amount set forth under the heading "Customer Credit Commitment" opposite such Lender's name on Schedule 1.1A or in the Assignment and Acceptance pursuant to which such Customer Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original amount of the Total Customer Commitments on the Amendment Effective Date is $2,000,000.

                     "Customer Commitment Period": the period from and including the Amendment Effective Date to the Customer Termination Date.

                     "Customer Extensions of Credit": as to any Customer Lender at any time, an amount equal to the aggregate principal amount of all Customer Loans made by such Lender then outstanding.

                     "Customer Lender": each Lender which has a Customer Commitment or which has made Customer Loans.

                     "Customer Loans": as defined in Section 2.24(a).

                     "Customer Percentage": as to any Customer Lender at any time, the percentage which such Lender's Customer Commitment then constitutes of the Total Customer Commitments (or, at any time after the Customer Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Customer Loans then outstanding constitutes of the aggregate principal amount of the Customer Loans then outstanding).

                     "Customer Termination Date":  December 31, 2001.

                     "Majority Overadvance Facility Lenders": the Majority Facility Lenders in respect of the Overadvance Facility.


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
                     "Majority Customer Facility Lenders": the Majority Facility Lenders in respect of the Customer Facility.

                     "Overadvance Commitment": as to any Lender, the obligation of such Lender, if any, to make Overadvance Loans, in an aggregate principal amount not to exceed the amount set forth under the heading " Overadvance Commitment" opposite such Lender's name on Schedule 1.1A or in the Assignment and Acceptance pursuant to which such Overadvance Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original amount of the Total Overadvance Commitments on the Amendment Effective Date is $2,000,000.

                     "Overadvance Commitment Period": the period from and including the Amendment Effective Date to the Overadvance Termination Date.

                     "Overadvance Extensions of Credit": as to any Overadvance Lender at any time, an amount equal to the aggregate principal amount of all Overadvance Loans made by such Lender then outstanding.

                     "Overadvance Lender": each Lender which has an Overadvance Commitment or which has made Overadvance Loans.

                     "Overadvance Loans":  as defined in Section 2.23(a).

                     "Overadvance Percentage": as to any Overadvance Lender at any time, the percentage which such Lender's Overadvance Commitment then constitutes of the Total Overadvance Commitments (or, at any time after the Overadvance Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Overadvance Loans then outstanding constitutes of the aggregate principal amount of the Overadvance Loans then outstanding).

                     "Overadvance Termination Date": the later of (a) December 31, 2001 and (b) so long as the Collateral Monitoring Agent determines in its reasonable judgment that the Borrowing Base on December 31, 2001 is at least $12,500,000, January 28, 2004.

                     "Total Customer Commitments": at any time, the aggregate amount of the Customer Commitments at such time.

                     "Total Customer Extensions of Credit": at any time, the aggregate amount of the Customer Extensions of Credit of the Customer Lenders at such time.

                     "Total Overadvance Commitments": at any time, the aggregate amount of the Overadvance Commitments at such time.


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
                     "Total Overadvance Extensions of Credit": at any time, the aggregate amount of the Overadvance Extensions of Credit of the Overadvance Lenders at such time.

                     "Waiver and Amendment"" the Waiver and Amendment dated January 16, 2001 in respect of this Credit Agreement.

                     4. Amendment to Section 2. Section 2 of the Credit Agreement is hereby amended by adding at the end thereof the following new Sections 2.23 and 2.24:

                     "2.23. Overadvance Loans. (a) Subject to the terms and conditions hereof, each Overadvance Lender severally agrees to make revolving credit loans ("Overadvance Loans") to the Borrower from time to time during the Overadvance Commitment Period in an aggregate principal amount at any one time outstanding which does not exceed the amount of such Lender's Overadvance Commitment; provided that the Borrower complies with the provisions of Sections 2.23(c) and (d). During the Overadvance Commitment Period the Borrower may use the Overadvance Commitments by borrowing, prepaying the Overadvance Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Overadvance Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.5 and 2.11; provided that (i) no Overadvance Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Overadvance Termination Date and (ii) prior to January 1, 2002, Overadvance Loans shall be made as Base Rate Loans only.

                     (b) The Borrower shall repay all outstanding Overadvance Loans on the Overadvance Termination Date.

                     (c) Notwithstanding anything herein to the contrary, prior to December 31, 2001, the Borrower may not borrow Overadvance Loans to the extent that at such time the Borrower is not prohibited by the Borrowing Base requirements of this Agreement to borrow Revolving Credit Loans.

                     (d) After December 31, 2001, the Borrower may only borrow Overadvance Loans to the extent that the Borrowing Base as of the date of the proposed borrowing of Overadvance Loans equals or exceeds the sum of (i) the Total Revolving Extensions of Credit and (ii) the Total Overadvance Extensions of Credit outstanding on such date after giving effect to any borrowings on such date.

                     2.24 Customer Loans. (a) Subject to the terms and conditions hereof, each Customer Lender severally agrees to make revolving credit loans ("Customer Loans") to the Borrower from time to time during the Customer Commitment Period in an aggregate principal amount at any one time


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
                     outstanding which does not exceed the amount of such Lender's Customer Commitment. During the Customer Commitment Period the Borrower may use the Customer Commitments by borrowing, prepaying the Customer Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. Customer Loans shall be made as Base Rate Loans only.

                     (b) The Borrower shall repay (i) each Customer Loan within 5 Business Days of the making of such Customer Loan and
                     (ii) all outstanding Customer Loans on the Customer Termination Date."

                     5. Amendment to Section 2.4. (a) Section 2.4(a) of the Credit Agreement is hereby amended by inserting the following in the first sentence therein immediately prior to the reference to "; provided":

                     "(such Borrowing Base being reduced for purposes hereof to the extent it supports Overadvance Loans at any time)"

                     (b) Section 2.4(c) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                     "(c) If on any date (x) prior to December 31, 2001 or (y) after December 31, 2001 on which Overadvance Commitments are not outstanding, the Total Revolving Extensions of Credit as of such date exceed the lesser of (i) the then applicable Borrowing Base and (ii) the Total Revolving Credit Commitments as of such date, then, without notice or demand, the Borrower shall, on such date, prepay the Revolving Credit Loans and, if necessary, cash collateralize (on terms and conditions satisfactory to the Administrative Agent) the Letters of Credit in an aggregate principal amount equal to such excess. If on any date after December 31, 2001 on which Overadvance Commitments are outstanding, the sum of the Total Revolving Extensions of Credit plus the Total Overadvance Extensions of Credit as of such date exceeds the lesser of (i) the then applicable Borrowing Base and (ii) the sum of the Total Revolving Credit Commitments plus the Total Overadvance Commitments as of such date, then, without notice or demand, the Borrower shall, on such date and on a pro rata basis (as between the Overadvance Commitments and the Revolving Credit Commitments), prepay the Overadvance Loans, the Revolving Credit Loans and, if necessary, cash collateralize (on terms and conditions satisfactory to the Administrative Agent) the Letters of Credit in an aggregate principal amount equal to such excess."

                     6. Amendment to Section 2.5. Section 2.5 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                     "2.5. Procedure for Borrowing. The Borrower may borrow under the Revolving Credit Commitments, the Overadvance Commitments and the Customer Commitments during the


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
                     Revolving Credit Commitment Period, the Overadvance Commitment Period or the Customer Commitment Period, as the case may be, on any Business Day, provided that the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent (a) prior to 12:00 Noon, New York City time, three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, or (b) prior to 10:00 A.M., New York City time, on the requested Borrowing Date, in the case of Base Rate Loans), specifying (i) if applicable, the amount and Type of Loans to be borrowed, (ii) the requested Borrowing Date and (iii) in the case of Eurodollar Loans, the length of the initial Interest Period therefor. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $500,000 or a whole multiple of $100,000 in excess thereof (or, if the then aggregate Available Revolving Credit Commitments are less than $500,000, such lesser amount) and
                     (y) in the case of Eurodollar Loans, $1,000,000 or a whole multiple of $1,000,000 in excess thereof. Each borrowing under the Overadvance Commitments shall be in an amount equal to $500,000 or a whole multiple of $100,000 in excess thereof (or, if the then aggregate Available Overadvance Commitments are less than $500,000, such lesser amount). Each borrowing under the Customer Commitments shall be in an amount equal to $250,000 or a whole multiple of $100,000 in excess thereof (or, if the then aggregate Available Customer Commitments are less than $250,000, such lesser amount) and shall not be in an amount in excess of that permitted by Section 4.16. No more than two borrowings in respect of the Customer Commitments shall be permitted per month. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Revolving Credit Lender, Overadvance Lender or Customer Lender, as the case may be, thereof. Each Revolving Credit Lender, Overadvance Lender and Customer Lender, as the case may be, will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent in like funds as received by the Administrative Agent."

                     7. Amendment to Section 2.6(a). Section 2.6(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                     "(a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Revolving Credit Lender, Overadvance Lender, Customer Lender, Tranche B Term Loan Lender or Tranche C Term Loan Lender, as the case may be, (i) the then unpaid principal amount of each Revolving Credit Loan of such Revolving Credit Lender on the Revolving Credit Termination Date (or on such earlier date on which the Loans become due and


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
                     payable pursuant to Section 8), (ii) the then unpaid principal amount of each Overadvance Loan of such Overadvance Lender on the Overadvance Termination Date (or on such earlier date on which the Loans become due and payable pursuant to Section 8), (iii) the then unpaid principal amount of each Customer Loan of such Customer Lender on the Customer Termination Date (or on such earlier date on which the Loans become due and payable pursuant to
                     Section 8), (iv) the principal amount of each Tranche B Term Loan of such Tranche B Term Loan Lender in installments according to the amortization schedule set forth in Section 2.3(a) (or on such earlier date on which the Loans become due and payable pursuant to Section 8) and
                     (v) the principal amount of each Tranche C Term Loan of such Tranche C Term Loan Lender in installments according to the amortization schedule set forth in Section 2.3(b) (or on such earlier date on which the Loans become due and payable pursuant to Section 8). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.13."

                     8. Amendment to Section 2.7. Section 2.7 of the Credit Agreement is hereby amended by inserting the new clauses "(d)" and "(e)" at the end thereof as follows:

                     "(d) The Borrower agrees to pay to the Administrative Agent for the account of each Overadvance Lender a commitment fee for the period from and including the Amendment Effective Date to the last day of the Overadvance Commitment Period, computed at the Commitment Fee Rate on the average daily amount of the Available Overadvance Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Overadvance Termination Date, commencing on the first of such dates to occur after the Amendment Effective Date.

                     (e) The Borrower agrees to pay to the Administrative Agent for the account of each Customer Lender a commitment fee for the period from and including the Amendment Effective Date to the last day of the Customer Commitment Period, computed at the Commitment Fee Rate on the average daily amount of the Available Customer Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Customer Termination Date, commencing on the first of such dates to occur after the Amendment Effective Date.

                     (f) The Borrower agrees to pay to the Administrative Agent, for the account of the Lenders the fees in the amounts and on the dates previously agreed to in writing by the Borrower and the Lenders."

                     9. Amendment to Section 2.8. Section 2.8 of the Credit Agreement is hereby amended by deleting such Section in its entirety and


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
substituting in lieu thereof the following:

                     "2.8 Termination or Reduction of Commitments. The Borrower shall have the right, upon not less than three Business Days' notice to the Administrative Agent, to terminate the Revolving Credit Commitments, the Overadvance Commitments and/or the Customer Commitments or, from time to time, to reduce the amount of the Revolving Credit Commitments, the Overadvance Commitments and/or the Customer Commitments; provided that no such termination or reduction of (x) Revolving Credit Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Total Revolving Credit Commitments, (y) Overadvance Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Overadvance Loans made on the effective date thereof, the Total Overadvance Extensions of Credit would exceed the Total Overadvance Commitments or (z) Customer Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Customer Loans made on the effective date thereof, the Total Customer Extensions of Credit would exceed the Total Customer Commitments. Any such reduction shall be in an amount equal to $500,000, or a whole multiple of $100,000 in excess thereof, and shall reduce permanently the Revolving Credit Commitments, Overadvance Commitments or Customer Commitments, as the case may be, then in effect."

                     10. Amendment to Section 2.9. The last sentence of Section
2.9 of the Credit Agreement is hereby amended by (a) replacing the word "and" where it appears in such sentence with ","and (b) inserting immediately after the words "Revolving Credit Loans" where they appear in such Section the words ", Overadvance Loans and Customer Loans".

                     11. Amendment to Section 2.10(a). Section 2.10(a) of the Credit Agreement is hereby amended by inserting immediately after the words "Revolving Credit Commitments" where they appear in such Section the words ", Overadvance Commitments and Customer Commitments".

                     12. Amendment to Section 2.10(b). Section 2.10(b) of the Credit Agreement is hereby amended by inserting immediately after the words "Revolving Credit Commitments" in each place where they appear in such Section the words ", Overadvance Commitments and Customer Commitments".

                     13. Amendment to Section 2.10(c). Section 2.10(c) of the Credit Agreement is hereby amended by inserting immediately after the words "Revolving Credit Commitments" where they appear in such Section the words ", Overadvance Commitments and Customer Commitments".

                     14. Amendment to Section 2.10(d). Section 2.10(d) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:


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
                     "(d) Amounts to be applied in connection with prepayments and Commitment reductions made pursuant to Section 2.10 shall be applied, first, to the prepayment of the Tranche C Term Loans and, second, to the prepayment of the Tranche B Term Loans, and third, except in the case of Section 2.10(c), to reduce permanently on a pro rata basis the Revolving Credit Commitments, Overadvance Commitments and Customer Commitments. Any such reduction of the Revolving Credit Commitments, Overadvance Commitments or Customer Commitments shall be accompanied by prepayment of the Revolving Credit Loans, Overadvance Loans or Customer Loans, as the case may be, to the extent, if any, that the Total Revolving Extensions of Credit, Total Overadvance Extensions of Credit or Total Customer Extensions of Credit, as applicable, exceed the amount of the Total Revolving Credit Commitments, Total Overadvance Commitments or Total Customer Commitments, respectively, as so reduced, provided that if the aggregate principal amount of Revolving Credit Loans then outstanding is less than the amount of such excess (because L/C Obligations constitute a portion thereof), the Borrower shall, to the extent of the balance of such excess, replace outstanding Letters of Credit and/or deposit an amount in cash in a cash collateral account established with the Administrative Agent for the benefit of the Lenders on terms and conditions satisfactory to the Administrative Agent. The application of any prepayment pursuant to Section 2.10 shall be made first to Base Rate Loans and second to Eurodollar Loans. Each prepayment of the Loans under
                     Section 2.10 (except in the case of Revolving Credit Loans and Overadvance Loans that are Base Rate Loans and Customer Loans) shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid."

                     15. Amendment to Section 2.12. Section 2.12 of the Credit Agreement is hereby amended by replacing the amount "$5,000,000" where it appears in clause (a) thereof with "$1,000,000".

                     16. Amendment to Section 2.16(a). Section 2.16(a) of the Credit Agreement is hereby amended by (a) replacing the word "or" where it appears in such Section with "," and (b) inserting immediately after the words "Revolving Credit Percentages" where they appear in such Section the words ", Overadvance Percentages and Customer Percentages".

                     17. Amendment to Section 2.16(c). Section 2.16(c) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                     "(c) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Credit Loans, Overadvance Loans and Customer Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Credit Loans, Overadvance Loans and Customer Loans, respectively, then held by the Revolving Credit Lenders, Overadvance Lenders and Customer Lenders, as the case may be."

                     18. Amendment to Section 4.16. Section 4.16 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                      "4.16 Use of Proceeds. The proceeds of the Loans and the
                     Letters of Credit shall be used for general corporate purposes in the ordinary course of business; provided that
                     (a) Section 2.4(e) Revolving Credit Loans shall be used only to purchase machinery and equipment and (b) Customer Loans shall be used only to make payments to customers of the Borrower to cover the float in respect of checks deposited into one or more trust funds by debtors of such customers in an amount not to exceed 85% of the amount of such checks."

                     19. Amendment to Section 5. (a) Section 5.2(c) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                     "(c) Credit Limitation After giving effect to such extensions of credit, the sum of (i) (A) the Total Revolving Extensions of Credit and (B) after December 31, 2001, the Total Overadvance Extensions of Credit shall not exceed (ii) the Borrowing Base then in effect."

                     (b) Section 5 of the Credit Agreement is hereby further amended by inserting the following new Section 5.3 at the end of such Section 5:

                     "5.3 Conditions to Each Customer Loan. The agreement of each Customer Lender to make any Customer Loan requested to be made by it on any date (including, without limitation, its initial Customer Loan) is subject to the Borrower delivering to the Administrative Agent a statement executed by a Responsible Officer of the Borrower certifying that
                     (a) no Default or Event of Default has occurred and is continuing on such date or after giving effect to the Customer Loans requested to be made on such date and (b) the Customer Loans requested to be made on such date shall be used in compliance with the provisions Section 4.16."

                     20. Amendment to Section 6.2(d). Section 6.2(d) of the Credit Agreement is hereby amended by inserting at the end of the text thereof the following:

                     "and within 10 days after the end of each fiscal quarter of the Borrower, an updated thirteen-week cash flow forecast for the Borrower in a format reasonably satisfactory to the Administrative Agent for the period commencing on the day after the end of such fiscal quarter"

                     21. Amendment to Section 6.10(a). Section 6.10(a)(ii) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                     "(ii) a monthly trial balance showing Accounts outstanding aged from invoice date as follows: 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 to 120 and 121days or more, accompanied by such supporting detail and documentation as shall be requested by the Collateral Monitoring Agent in its reasonable discretion;"

                     22. Amendment to Section 6. Section 6 of the Credit Agreement is further amended by adding a Section 6.11 thereto as follows:

                     "6.11 Lock Box System. Establish a full dominion and control daily sweep (to pay down pro rata Revolving Credit Loans, and, if applicable, Overadvance Loans and Customer Loans) lock box system within 30 days after the Amendment Effective Date on terms and conditions reasonably satisfactory to the Collateral Monitoring Agent in respect of the cash receipts of the Borrower and its Subsidiaries; provided, however, that so long as the Borrower shall have diligently and conscientiously sought to establish such a system during the 30 day period after the Amendment Effective Date, but such a system has not been established by the end of such period, the Borrower shall have an additional 30 days to establish such a system so long as it continues to diligently and conscientiously pursue the establishment of such a system."

                     23. Amendments to Section 7.1. (a) Section 7.1(a) of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and inserting in lieu thereof the following table:

                                                             Minimum
                     "Fiscal Quarter                   Consolidated EBITDA
                     ---------------                   -------------------

                     December 31, 2000                      $16,175,000
                     March 31, 2001                         $18,790,000
                     June 30, 2001                          $19,840,000
                     September 30, 2001                     $19,865,000
                     December 31, 2001                      $20,150,000
                     March 31, 2002                         $21,000,000
                     June 30, 2002                          $22,000,000
                     September 30, 2002                     $23,000,000
                     December 31, 2002                      $24,000,000
                     March 31, 2003                         $24,750,000
                     June 30, 2003                          $25,500,000
                     September 30, 2003                     $26,250,000
                     December 31, 2003                      $27,000,000"

                     (b) Section 7.1(b) of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and inserting in lieu thereof the following table:

                                                              Consolidated
                     "Fiscal Quarter                        Total Debt Ratio
                     ---------------                        ----------------

                     December 31, 2000                        8.30 to 1.00
                     March 31, 2001                           7.50 to 1.00
                     June 30, 2001                            7.15 to 1.00
                     September 30, 2001                       7.00 to 1.00
                     December 31, 2001                        6.90 to 1.00
                     March 31, 2002                           6.65 to 1.00
                     June 30, 2002                            6.35 to 1.00
                     September 30, 2002                       6.05 to 1.00
                     December 31, 2002                        5.80 to 1.00
                     March 31, 2003                           5.65 to 1.00
                     June 30, 2003                            5.50 to 1.00
                     September 30, 2003                       5.30 to 1.00
                     December 31, 2003                        5.20 to 1.00"

                     (c) Section 7.1(c) of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and inserting in lieu thereof the following table:

                                                        Consolidated Interest
                     "Fiscal Quarter                        Coverage Ratio
                     ---------------                        --------------

                     December 31, 2000                       1.17 to 1.00
                     March 31, 2001                          1.30 to 1.00
                     June 30, 2001                           1.35 to 1.00
                     September 30, 2001                      1.35 to 1.00
                     December 31, 2001                       1.35 to 1.00
                     March 31, 2002                          1.40 to 1.00
                     June 30, 2002                           1.50 to 1.00
                     September 30, 2002                      1.55 to 1.00
                     December 31, 2002                       1.60 to 1.00
                     March 31, 2003                          1.65 to 1.00
                     June 30, 2003                           1.70 to 1.00
                     September 30, 2003                      1.75 to 1.00
                     December 31, 2003                       1.80 to 1.00"

                     (d) Section 7.1 of the Credit Agreement is hereby amended by adding the following subsection 7.1(d) thereto:

                     "(d) Consolidated Senior Secured Debt Ratio. Permit the Consolidated Senior Secured Debt Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower to exceed 2.50 to 1.00."

                     24. Amendment to Section 7.7. Section 7.7 of the Credit Agreement is hereby amended by replacing the number "$10,000,000" where it appears in such Section with the number "$11,0000,000".

                     25. Amendment to Section 8. Section 8 of the Credit Agreement is hereby amended by deleting the following text therefrom:

                     "either or both of the following actions may be taken: (i) with the consent of the Majority Revolving Credit Facility Lenders, the Administrative Agent may, or upon the request of the Majority Revolving Credit Facility Lenders, the Administrative Agent shall, by notice to the Borrower declare the Revolving Credit Commitments to be terminated forthwith, whereupon the Revolving Credit Commitments shall immediately terminate;"

and substituting in lieu thereof the following:

                     "any or all of the following actions may be taken: (i) with the consent of the Majority Revolving Credit Facility Lenders, the Administrative Agent may, or upon the request of the Majority Revolving Credit Facility Lenders, the Administrative Agent shall, by notice to the Borrower declare the Revolving Credit Commitments to be terminated forthwith, whereupon the Revolving Credit Commitments shall immediately terminate; (ii) with the consent of the Majority Overadvance Facility Lenders, the Administrative Agent may, or upon the request of the Majority Overadvance Facility Lenders, the Administrative Agent shall, by notice to the Borrower declare the Overadvance Commitments to be terminated forthwith, whereupon the Overadvance Commitments shall immediately terminate; (iii) with the consent of the Majority Customer Facility Lenders, the Administrative Agent may, or upon the request of the Majority Customer Facility Lenders, the Administrative Agent shall, by notice to the Borrower declare the Customer Commitments to be terminated forthwith, whereupon the Customer Commitments shall immediately terminate; and (iv)"

                     26. Amendment to Schedules 1.1A and 4.15. Schedules 1.1A and 4.15 are hereby amended by deleting such Schedules in their entirety and substituting in lieu thereof Annex A and Annex B, respectively, hereto.

                     27. Effective Date. This Waiver and Amendment shall become effective as of the date hereof (the "Effective Date") upon satisfaction of the following conditions precedent:

           (a) The Administrative Agent shall have received this Waiver and Amendment and the related fee letter executed and delivered by a duly authorized officer of each of the Borrower, Holdings and the Lenders.

           (b) Certain Equity Investors (or their affiliates) shall have contributed cash (directly or indirectly) to the equity of the Borrower and its Subsidiaries in an aggregate amount equal to at least $5,000,000 in a manner and on terms and conditions satisfactory to the Lenders.

           (c) The Lenders, the Arranger, the Syndication Agent and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented, including, without limitation, the reasonable fees and expenses of legal counsel, on or before the Effective Date.

           (d) All governmental and third party approvals necessary or, in the discretion of the Administrative Agent, advisable in connection with this Waiver and Amendment and the continuing operations of the Borrower and its Subsidiaries shall have been obtained and be in full force and effect.

           (e) The Lenders shall have received a satisfactory updated thirteen-week cash flow forecast.

           (f) No Default or Event of Default shall have occurred and be continuing on the Effective Date after giving effect to this Waiver and Amendment and after giving effect to the extensions of credit requested to be made on such date.

                     28. Continuing Effect; No Other Waivers. Except as expressly set forth herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect, and the Borrower shall continue to be bound by all of such terms and provisions. The waivers and amendments provided for herein are limited to the specific Sections of the Credit Agreement specified herein and shall not constitute a waiver of, or an indication of the Administrative Agent's or the Lenders' willingness to waive or amend, any other provisions of the Credit Agreement or the same Sections for any other date or purpose.

                     29. Expenses. The Borrower agrees to pay and reimburse the Agents for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Waiver and Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agents.

                     30. Counterparts. This Waiver and Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

                     31. GOVERNING LAW. THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                     IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed and delivered by their properly and duly authorized officers as of the day and year first above written.


                                    NCI ACQUISITION CORPORATION

                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:



                                    NATIONWIDE CREDIT, INC.

                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:



                                    LEHMAN COMMERCIAL PAPER INC.,
                                    As Syndication Agent and as Lender

                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:



                                    FLEET CAPITAL CORPORATION,
                                    As Administrative Agent,
                                    Collateral Monitoring Agent and
                                    as a Lender

                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:



                                    BHF (USA) CAPITAL CORPORATION,
                                    as Documentation Agent and
                                    a Lender

                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                    BALANCED HIGH-YIELD FUND 1 LTD.,
                                    By: BHF (USA) CAPITAL CORPORATION
                                    acting as attorney-in-fact

                                    By
                                       ----------------------------------------
                                       Name:
                                       Title:

                                     ANNEX A

                                  SCHEDULE 1.1A

                   COMMITMENTS: LENDING OFFICES AND ADDRESSES

      Name of Lender               Revolving                                             Tranche B           Tranche C
     and Information                 Credit          Overadvance       Customer         Term Loans         Terms Loans
       |for Notices               Commitments        Commitments      Commitments       Outstanding        Outstanding
       ------------               -----------        -----------      -----------       -----------        -----------
Lehman Commercial Paper Inc.      $6,071,425.00     $971,428.00      $971,428.00       $9,685,000.00      $1,675,713.30

Fleet Capital Corporation         $3,214,287.50     $514,286.00      $514,286.00       $4,470,000.00        $887,143.35

BHF (USA) Capital Corporation     $3,214,287.50     $514,286.00      $514,286.00                            $887,143.35

Balanced High-Yield Fund I Ltd.                                                        $4,470,000.00

